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                             UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549

                              FORM 8-K

                           Current Report
                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934

Date of report (date of earliest event reported):  June 26, 2002


                  TECHNOLOGY FUNDING PARTNERS III, L.P.
                  -------------------------------------
          (Exact name of Registrant as specified in its charter)

                      Commission File No. 814-48

          Delaware                            94-3033783
-------------------------------     ---------------------------------
(State or other jurisdiction of    (I.R.S. Employer Identification No.)
incorporation or organization)

1107 Investment Blvd., Suite 180
Eldorado Hills, California                                       95762
---------------------------------------                       --------
(Address of principal executive offices)                     (Zip Code)

                              (916) 941-1400
             --------------------------------------------------
            (Registrant's telephone number, including area code)

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Item 4.     Changes in Registrant's Certifying Accountant

   (a)      Termination of previous independent accountants.

(i) As of June 26, 2002, the Registrant terminated Arthur Andersen LLP ("Andersen") as its independent public accountants.

(ii) The reports of Andersen on the financial statements of the Registrant for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

(iii) During the two most recent fiscal years and through June 26, 2002, there have been no disagreements between the Registrant and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Andersen, would have caused Andersen to make reference to the subject matter thereof in its report on the Registrant's financial statements for such periods.

(iv) During the two most recent fiscal years and through June 26, 2002, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

(v) At the request of the Registrant, Andersen furnished a letter addressed to the Securities and Exchange Commission stating that it agrees with the above statements. A copy of such letter, dated June 28, 2002, is filed as Exhibit 16 to this Form 8-K.


   (b)      Engagement of new independent accountants.

(i) The Registrant has appointed Grant Thornton LLP as its new independent public accountants effective as of June 26, 2002. The selection of Grant Thornton LLP was approved by the Independent General Partners of the Registrant on June 14, 2002 subject to agreement on the terms of the engagement, which action was completed on June 26, 2002, and confirmation by a majority vote of the Limited Partners for which purpose a proxy is being prepared. During the two most recent fiscal years and through June 26, 2002, the Registrant has not consulted with Grant Thornton LLP regarding the matters described in, and required to be disclosed pursuant to, Item 304(a)(2)(i) or Item 304(a)(2)(ii) of Regulation S-K.


Item 7.     Financial Statements and Exhibits

   (c)     Exhibits.

16      Arthur Andersen LLP letter dated June 28, 2002.




June 28, 2002

Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549


Dear Sir/Madam:

The representations made in this letter are based solely on discussions with and representations from the engagement partner on the audits of the financial statements of this registrant for the two most recent fiscal years. This individual is no longer with Arthur Andersen LLP.
We have read paragraphs (a)(i) through (a)(v) of Item 4 included in the Form 8-K dated June 26, 2002 of Technology Funding Partners III, L.P. to be filed with the Securities and Exchange Commission and have found no basis for disagreement with the statements contained therein.

Very truly yours,


/s/    ARTHUR ANDERSEN LLP



                        SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        Technology Funding Partners III, L.P.

                        By:  Technology Funding Inc.
                             Technology Funding Ltd.
                             Managing General Partners

Date:  June 28, 2002      By: /s/ Charles R. Kokesh
                              ---------------------
                                  Charles R. Kokesh
                                  President, Chief Executive Officer,
                                  Chief Financial Officer and Chairman
                                  of Technology Funding Inc. and
                                  Managing General Partner of
                                  Technology Funding Ltd.